UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025 (October 3, 2025)

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY

(Address of principal executive offices)

10105

(Zip Code)

Registrant’s telephone number, including area code: +1-202-741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2025, Cartica Acquisition Corp (the “Company”) issued a promissory note (the “Note”) in the aggregate principal amount of up to $148,409.44 (the “Extension Funds”) to Cartica Acquisition Partners, LLC, a Delaware limited liability company and the Company’s sponsor, pursuant to which the Extension Funds will be deposited into the Company’s trust account (the “Trust Account”) for the benefit of the holders of the outstanding Class A ordinary shares of the Company included as part of the units in the Company’s initial public offering consummated on January 7, 2022 (the “Initial Public Offering” and such shares, the“Public Shares”) that was not redeemed in connection with the extension of the date by which the Company much consummate a Business Combination (the “Combination Period”) from October 7, 2025 to February 7, 2026.

The Company will deposit $37,102.36 per month into the Trust Account, which equates to approximately $0.04 per remaining Public Share, for each monthly period (commencing on October 8, 2025 and ending on the 7th day of each subsequent month) until February 7, 2026, or portion thereof, that is needed to complete a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction with one or more businesses (a “Business Combination”), for up to an aggregate of $148,409.44.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Business Combination, and (b) the date of the liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

On October 9, 2025, the Company deposited $37,102.36 into the Trust Account for the extension of the Combination Period from October 7, 2025 to November 7, 2025.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated by reference in this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Report is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2025, the Company held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the following proposals were considered and acted upon by the shareholders of the Company:

(a)	a proposal to approve, by way of special resolution, that the Combination Period be extended from October 7, 2025 to February 7, 2026 (or such earlier date as determined by the Company’s board of directors) and that the Company’s Amended and Restated Memorandum of Association and Articles of Association, as amended (the “Articles”), be amended as set out in Annex A to the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on September 19, 2025 (the “Extension Amendment Proposal” and such amendment to the Articles, the “Extension Amendment”);

(b)	a proposal to ratify, by way of ordinary resolution, the selection by the Company’s audit committee, and appointment, of CBIZ CPAs P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

(c)	a proposal to adjourn, by way of ordinary resolution, the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Fourth Extension Amendment Proposal (the “Adjournment Proposal”).

The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Extension Amendment Proposal

For	Against	Abstain
6,486,120	0	0

Accordingly, the Extension Amendment Proposal was approved.

2.	Auditor Ratification Proposal

For	Against	Abstain
6,486,120	0	0

Accordingly, the Auditor Ratification Proposal was approved.

3.	Adjournment Proposal

For	Against	Abstain
6,486,120	0	0

Shareholders holding 420,537 Public Shares exercised their right to redeem such Public Shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $5.2 million (approximately $12.46 per Public Share) will be removed from the Trust Account to pay such holders (the “Meeting Redemptions”). Following the Meeting Redemptions, there will be 927,559 Public Shares issued and outstanding.

The Company filed the Extension Amendment with the Cayman Islands Registrar of Companies on October 9, 2025. A copy of the Extension Amendment is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01 Other Events.

At the closing of the Initial Public Offering, an amount equal to $10.30 per unit sold in the Initial Public Offering, including proceeds from the sale of the private placement warrants, were deposited in the Trust Account, located in the United States and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the  Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. On January 5, 2024, the Company liquidated the U.S. government treasury obligations or money market funds held in the Trust Account and deposited the funds in the Trust Account into an interest-bearing demand deposit account at a bank. On October 9, 2025, following the Meeting Redemptions, the Company deposited the remaining funds in the Trust Account in U.S. government securities meeting certain conditions under Rule 2a-7 of the Investment Company Act. The Company intends to so maintain the funds in the Trust Account until the earlier of the consummation of the Business Combination and the Company’s liquidation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of the Company.
10.1	Promissory Note issued to Cartica Acquisition Partners, LLC, dated October 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: October 9, 2025	By:	/s/ Suresh Guduru
		Name:	Suresh Guduru
		Title:	Chief Executive Officer